Line of Credit	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Line of Credit
Line of Credit
On September 20, 2018, the Account entered into a $500.0 million unsecured revolving credit agreement (“Line of Credit”) syndicated across four national banks (“Lenders”), with each Lender providing a $125.0 million commitment. Access to the Line of Credit expires on September 20, 2021, with an option to extend the Line of Credit for two consecutive twelve terms at the Account’s election. The Account may request an additional $250.0 million in commitments from the Lenders at any time; however, this request is subject to approval at the sole discretion of the Lenders and is not a guarantee that an expansion beyond the original $500.0 million commitment will be granted. Draws against the Line of Credit can take the form of Eurodollar Loans or Alternate Base Rate Loans (“ABR Loans”). Eurodollar Loans and ABR Loans both require a minimum funding of $5.0 million. The Account is charged a fee of 0.20% per annum on any unused portion of the Line of Credit. For the year ended December 31, 2019, $1.0 million was charged to the Account for expenses related to the Line of Credit.
Eurodollar Loans are issued for a term of twelve months or less and bear interest during the period (“Interest Period”) at a rate equal to the Adjusted London Interbank Offer Rate (“Adjusted LIBOR”) plus a spread ranging between 0.85%-1.05% per annum (the “Applicable Rate”), with the spread dependent upon the leverage ratio of the Account. The Adjusted LIBOR Rate is calculated by multiplying the Statutory Reserve Rate, as determined by the Federal Reserve Board for Eurodollar liabilities, by the LIBOR rate, as determined by the Intercontinental Exchange on the date of issuance that corresponds to the length of the Interest Period of the Eurodollar Loan. The Account may prepay Eurodollar Loans at any time during the life of the loan without penalty. The Account is limited to five active Eurodollar Loans through the Line of Credit; however, the Account may retire and initiate new Eurodollar Loans without restriction so long as the total number of loans in active status never exceeds the limit.
ABR Loans are issued for a specific length of time and bear interest at a rate equal to the highest rate among the following calculations plus the Applicable Rate: a) the Prime Rate on the date of issuance, with the Prime Rate being defined as the rate of interest last quoted by the Wall Street Journal as the Prime Rate; b) the Federal Reserve Bank of New York (“NYFRB”) Rate as provided by the NYFRB on the date of issuance plus 0.5%; or c) the Adjusted LIBOR Rate plus 1.0%. The Account may prepay ABR Loans at any time during the life of the loan without penalty.
As of December 31, 2019, the Account had a $250.0 million loan outstanding on the Line of Credit. The Account is in compliance with all covenants required by the Line of Credit.